Seligman
Income and Growth Fund, Inc.

Annual Report
December 31, 2002
Seeking Total Return Through a Combination of Capital Appreciation and Income, Consistent With a Prudent Allocation Between Equity and Fixed Income Securities

Seligman
139 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 139 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end investment company — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Interview With Your Portfolio Managers	2

Performance Overview	4

Portfolio Overview	6

Portfolio of Investments	8

Statement of Assets and Liabilities	15

Statement of Operations	16

Statements of Changes in Net Assets	17

Notes to Financial Statements	18

Financial Highlights	23

Report of Independent Auditors	27

Shareholder Meeting	28

Directors and Officers	30

To The Shareholders

For the year ended December 31, 2002, Seligman Income and Growth Fund posted a total return of –11.96% based on the net asset value of Class A shares. During the same time period, the Fund’s peers, as measured by the Lipper Income Funds Average, delivered a total return of –4.17%, the stock market, as measured by the S&P 500, returned –22.10%, and the Lehman Government/Credit Index returned 11.04%. The Fund, which invested over one-half of its portfolio in equities in 2002, was negatively impacted by continued stock market volatility.

The past year was highly challenging for equity investors as the major stock indices recorded their third consecutive annual loss. Investor confidence was undermined by geopolitical uncertainty, worries about the economy, and well-publicized accounting scandals. Fixed income fared better, as stock market volatility prompted a flight to quality, resulting in strong performance from high-quality bonds.

While economic reports ultimately painted a brightening picture for the US during the year, a commensurate recovery in corporate profits did not occur in 2002. Once the crisis of confidence brought on by corporate governance scandals abated, investor anxiety was fed by continued moribund corporate spending and worries over the impact of a protracted military engagement in the Middle East.

We believe the US economy is improving and should expand moderately in 2003. The economy has posted several straight quarters of GDP growth, consumer spending is stable, and inflation remains benign. There are also encouraging signs coming out of the corporate sector. Earnings are beginning to strengthen, companies have been paying off debt, and capital spending by businesses (excluding telecommunications and utilities) is beginning to trend upward. Additionally, there is broad consensus in Washington on the need for some sort of fiscal stimulus to spur job creation and help the economy recover from its current weakness. While the ultimate size of the stimulus package will be debated, the ultimate impact on the capital markets should be positive.

We are mindful that there are risks to this outlook, including the possibility of a prolonged war and/or new terror attacks, but we are encouraged by the government’s emphasis on homeland security and the confrontation of terrorism. Over the long term, this should be positive for the capital markets.

At a Special Meeting of Shareholders on November 1, 2002, several proposals were considered and approved, including the election of Directors, changes to the Fund’s investment objective, and amendments to the Fund’s fundamental investment restrictions. The Fund’s name was also changed to reflect its new investment objective. For complete results of the vote, please refer to page 28 of this report.

Thank you for your continued support of Seligman Income and Growth Fund. A discussion with your Portfolio Managers, as well as the Fund’s investment results, portfolio of investments, and audited financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 14, 2003

1

Interview With Your Portfolio Managers
Ben-Ami Gradwohl and Christopher J. Mahony

Q:	How did Seligman Income and Growth Fund perform during the year ended December 31, 2002?

A:

Seligman Income and Growth Fund delivered a total return of –11.96%, based on the net asset value of Class A shares for the year ended December 31, 2002. During the same time period, the Fund’s peers, as measured by the Lipper Income Funds Average, returned –4.17%, the stock market, as measured by the S&P 500, returned –22.10%, and the Lehman Government/Credit Index posted a total return of 11.04%.

Q:	What economic and market factors influenced the Fund’s results during 2002?

A:

In 2002, the Fund operated within a very negative environment characterized by a tense geopolitical situation, mixed news on the economy, and worries regarding corporate governance and accounting practices. As a result, investor confidence was severely undermined, and 2002 was the third consecutive down year for the stock market. Almost all sectors of the stock market declined in 2002. The stock market tended to move quickly in 2002, experiencing periods of sharp price movements, both on the upside and the downside, and often not based on fundamentals. Throughout the economic slowdown, consumer spending has held up, though it has tapered off in recent months. Investors have been waiting, so far in vain, for a rebound in corporate capital spending. Businesses continue to be cautious regarding expense budgets while demand for their products is weak. GDP has expanded for five consecutive quarters, but much of that reflects the strength of the consumer.

US Treasury bonds and higher-quality corporate bonds continued to outpace stocks in 2002, offering investors a relative safe haven. In November, the Federal Reserve Board cut the federal funds rate 50 basis points, hoping to build investor confidence. We believe the Fed is not likely to raise rates until the later part of 2003, if at all.

Q:	What was the Fund’s investment strategy during this time?

A:

With so much market volatility and uncertainty surrounding the geopolitical situation, we have tried to take a somewhat neutral approach, attempting to reduce risk. The equity portion of the portfolio has no significant overweightings relative to the S&P 500. Earlier in the year, we had a slight over-weighting in defense stocks and defense-related technology stocks, given the war on terrorism and the possibility of a military engagement in Iraq.

The Fund’s largest weightings at year-end were in diversified financial services, banks, and consumer staples. Some of the Fund’s stock selections in the areas of health care and consumer durables contributed positively to performance in 2002. The Fund’s technology holdings performed poorly overall. During the second half of the year, some of the Fund’s holdings in technology and diversified financials were severely hit by fallout from the corporate accounting and governance scandals.

In the fourth quarter, high-volatility stocks rose quickly and sharply in price. Since the Fund’s exposure was weighted toward better-quality, lower-volatility stocks, our lack of exposure hurt performance.

2

Interview With Your Portfolio Managers
Ben-Ami Gradwohl and Christopher J. Mahony

The Fund’s fixed income holdings (representing about 40% of the portfolio) contributed positively to performance during the year. At the beginning of 2002, investors expected the economy would improve, but as the rebound lost strength, risk was punished in the bond market. In response, we upgraded the quality of the Fund’s fixed income holdings, and were able to benefit from the subsequent rally in Treasuries and other high-quality bonds. At the end of 2002, we began to seek exposure to lower-quality corporate bonds. Corporates came back strongly in November, and we think they will benefit from an improving economy. We have also added agency and mortgage bonds, which generate more yield than cash. The Fund will not take on undue credit risk, however.

Q:	In November 2002, shareholders voted to change the Fund’s investment objective. Why?

A:

Previously, the Fund had emphasized producing high current income, with growth of capital as a secondary consideration. However, both in current market conditions and over the long term, we believe that focusing on total return through a prudent allocation between stocks and bonds would provide greater flexibility to respond to market opportunities and changes, thereby enhancing potential returns to shareholders. To more accurately reflect the revised investment objective, the Fund’s Board of Directors changed the Fund’s name to “Seligman Income and Growth Fund.”

Q:	What is your outlook for 2003?

A:

We are cautiously optimistic. Many areas of concern remain, e.g.: the war on terrorism, the increasingly likely conflict in Iraq, falling consumer confidence and spending, and continued anemic corporate spending and profits. However, we also see reasons for optimism. The US government has provided an extraordinary degree of stimulus for the economy, and we believe that these actions will produce the desired effect of increasing economic activity. The recovery may be gradual, however. Interest rates now stand at a 40-year low. The tax cuts passed last year, as well as those now being contemplated, should also have a positive impact. Finally, increased government spending on defense and homeland security should have a secondary effect of aiding the recovery.

Corporate budgets for 2003 are generally flat or only slightly increased from 2002. While this may not seem encouraging, the fact that budgets have not been slashed may indicate that we have seen the worst in corporate cutbacks. An increase in corporate capital spending is crucial to the long-term health of the economy and for a sustained increase in stock prices. We have recently begun to see an increase in corporate earnings, which may give corporations the confidence they need to resume spending. The Fund is positioned for what we believe will be a moderate economic recovery.

__________

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman Income and Growth Fund is co-managed by the Seligman Disciplined Investment Group, co-headed by Ben-Ami Gradwohl, and by the investment grade team of Seligman Fixed Income Team, headed by Christopher J. Mahony.

3

Performance Overview

This chart compares a hypothetical $10,000 investment in Seligman Income and Growth Fund Class A, with and without the initial 4.75% maximum sales charge, to hypothetical $10,000 investments in the Lehman Brothers Aggregate Bond Index (Lehman Bond Index), the Lehman Brothers Government/Credit Index (Lehman Government/Credit Index), the Standard & Poor’s 500 Composite Stock Index (S&P 500) (collectively the “Indices”), and the Lipper Income Funds Average for the 10-year period ended December 31, 2002. Calculations assume reinvestment of distributions. As shown on page 5, the performances of Class B, Class C, and Class D shares, which commenced on later dates, will differ from the performances shown for Class A shares, based on the differences in sales charges and fees paid by shareholders. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares. It is important to keep in mind that the Lehman Bond Index, the Lehman Government/ Credit Index, Lipper Income Funds Average, and the S&P 500 exclude the effect of taxes and sales charges, and the Indices also exclude the effect of fees.

The Fund will no longer be compared to the Lehman Bond Index. Instead, the Fund will be compared to the Lehman Government/Credit Index, which better represents the Fund’s investment objective and holdings.

Net Asset Value Per Share				Dividend and Capital Loss
				Information Per Share
				For the Year Ended December 31, 2002

	12/31/02	6/30/02	12/31/01	Dividends paid	Capital Loss
Class A	$10.42	$11.08	$12.04	$0.190	Realized	$(1.454)
Class B	10.38	11.04	12.00	0.112	Unrealized	(0.318)	ø
Class C	10.37	11.04	12.00	0.112
Class D	10.37	11.04	12.00	0.112

ø Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 2002.

4

Performance Overview

Investment Results

Total Returns
For Periods Ended December 31, 2002

		Average Annual

					Class B	Class C	Class D
					Since	Since	Since
	Six	One	Five	10	Inception	Inception	Inception
Class A**	Months*	Year	Years	Years	4/22/96	5/27/99	5/3/93

With Sales Charge	(9.71)%	(16.14)%	(3.83)%	3.00%	n/a	n/a	n/a
Without Sales Charge	(5.23)	(11.96)	(2.88)	3.50	n/a	n/a	n/a
Class B**

With CDSC#	(10.23)	(16.95)	(3.96)	n/a	n/a	n/a	n/a
Without CDSC	(5.52)	(12.62)	(3.63)	n/a	0.18%	n/a	n/a
Class C**

With Sales Charge and CDSC‡	(7.48)	(14.42)	n/a	n/a	n/a	(6.79)%	n/a
Without Sales Charge and CDSC	(5.62)	(12.70)	n/a	n/a	n/a	(6.54)	n/a
Class D**

With 1% CDSC	(6.55)	(13.57)	n/a	n/a	n/a	n/a	n/a
Without CDSC	(5.62)	(12.70)	(3.64)	n/a	n/a	n/a	2.12%
Lehman Bond Index***	6.22	10.24	7.54	7.51	8.03††	8.46ø	7.26øø
Lehman Government/
Credit Index***	7.53	11.04	7.62	7.61	8.10††	8.63ø	7.29øø
Lipper Income Funds Average***	(2.18)	(4.17)	2.80	7.13	5.65†	1.17	6.66†††
S&P 500***	(10.30)	(22.10)	(0.59)	9.34	6.21	(2.15)	9.35

__________

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above.

*	Returns for periods of less than one year are not annualized.
**

Return figures reflect any change in price per share and assume the reinvestment of all distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

***

The Lehman Bond Index, the Lehman Government/Credit Index, the Lipper Income Funds Average, and the S&P 500 are unmanaged benchmarks that assume reinvestment of all distributions. The Lehman Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Lehman Government/Credit Index is composed of all bonds that are investment grade (rated Baa or higher by Moody’s or BBB or higher by S&P, if unrated by Moody’s). The Lipper Income Funds Average is an index of mutual funds that seek a high level of current income through investing in income-producing stocks, bonds, and money market instruments. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalization. The Lipper Income Funds Average excludes the effect of taxes and sales charges. The Lehman Government/Credit Index, the Lehman Bond Index and the S&P 500 exclude the effect of taxes, fees and sales charges. Investors cannot invest directly in an index or an average.

#	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
‡	The CDSC is 1% for periods of 18 months or less.
†	From April 25, 1996.
††	From April 30, 1996. ø From May 31,1999.
†††	From May 6, 1993. øø From April 30, 1993.

5

Portfolio Overview

Diversification of Net Assets
December 31, 2002

	Percent of Net Assets
	December 31,

	2002	2001

Common Stocks and

Corporate Bonds:
Automobiles and Components	2.9	0.2
Banks	8.5	3.5
Capital Goods	4.8	4.3
Chemicals	1.8	1.0
Commercial Services and Supplies	-	0.4
Communications Equipment	1.2	0.8
Computers and Peripherals	3.0	1.9
Consumer Durables and Apparel	1.9	-
Consumer Staples	7.8	3.3
Diversified Financial Services	11.0	8.6
Electronic Equipment and Instruments	0.2	0.9
Energy	6.8	5.1
Health Care	7.5	8.7
Hotels, Restaurants and Leisure	-	0.6
Insurance	2.5	4.6

	Percent of Net Assets
	December 31,

	2002	2001

Common Stocks and Corporate Bonds:

Media	3.1	4.6
Paper and Forest Products	1.0	1.6
Real Estate	0.5	-
Retailing	3.6	6.0
Semiconductor Equipment and Products	1.5	10.0
Software and Services	2.6	5.7
Telecommunication Services	1.8	5.5
Transportation	0.5	1.0
Utilities	2.3	2.8

Total Common Stocks and Corporate Bonds	76.8	81.1

US Government and Government Agency Securities	22.5	16.0

Other Assets Less Liabilities	0.7	2.9

Total	100.0	100.0

Largest Industries†
December 31, 2002

6

Portfolio Overview

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales

Common Stocks:	Common Stocks:
Bear Stearns*	May Department Stores**
Coca-Cola*	Raytheon
Lockheed Martin	Citigroup
Gillette	BB&T
Bank of America	US Government and Government Agency Securities:
Pulte Homes*	US Treasury Bonds 5.375%, 2/15/31
US Government and Government Agency Securities:	US Treasury Notes 6%, 8/15/04**
FHLMC 4.5%, 11/1/07*	US Treasury Notes 5%, 8/15/11** FHLMC 3.5%, 1/16/04**
US Treasury Notes 4%, 11/15/12*	FHLMC 3.5%, 1/16/04**
US Treasury Bonds 6.25%, 8/15/23*	US Treasury Notes 4.75%, 11/15/08**
FHLMC 4.125%, 1/17/06*	US Treasury Notes 4.625%, 5/15/06**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.
__________
*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings
December 31, 2002

Security	Value	Percent of Net Assets

FHLMC Gold 4.5%, 11/1/07	$3,926,569	3.2
US Treasury Notes 4%, 11/15/12	2,850,616	2.3
US Treasury Bonds 5.375%, 2/15/31	2,644,387	2.2
Exxon Mobil	2,412,258	2.0
American Express	2,407,335	2.0
Wal-Mart Stores	2,352,756	1.9
Microsoft	2,317,056	1.9
Bank of America	2,236,676	1.8
Citigroup	2,162,179	1.8
Gillette	2,155,560	1.8

Composition of Net Assets
December 31, 2002

	Percent of Total

	12/31/02	12/31/01

Common Stocks	57.0	58.9

Corporate Bonds	18.4	13.4
Convertible Bonds	-	7.6
Asset-Backed Securities	1.4	1.2

Total Corporate Fixed-Income Securities	19.8	22.2

	Percent of Total

	12/31/02	12/31/01
US Government and Government Agency Securities	22.5	16.0
Other Assets Less Liabilities	0.7	2.9

Total	100.0	100.0

7

Portfolio of Investments
December 31, 2002

	Shares	Value
Common Stocks 57.0%

Automobiles and Components 0.8%

General Motors	8,200	$302,252
Lear*	19,300	642,304

		944,556

Banks 5.3%

Bank of America	32,150	2,236,676
BB&T	33,700	1,246,563
Goldman West Financial	7,100	509,851
GreenPoint Financial	11,300	510,534
KeyCorp	28,000	703,920
Wachovia	34,500	1,257,180

		6,464,724

Capital Goods 4.5%

Deere	15,500	710,675
General Dynamics	9,600	761,952
General Electric	36,990	900,706
Illinois Tool Works	10,700	694,002
Lockheed Martin	34,750	2,006,812
Raytheon	12,300	378,225

		5,452,372

Chemicals 0.9%

Air Products & Chemicals	24,950	1,066,612

Communications Equipment 1.2%
Cisco Systems*	93,400	1,223,073
QUALCOMM*	7,900	287,244

		1,510,317

Computers and Peripherals 2.7%

Dell Computer*	35,700	955,867
Hewlett-Packard	70,100	1,216,936
International Business Machines	15,040	1,165,600

		3,338,403

Consumer Durables and Apparel 1.9%

Mohawk Industries*	15,100	859,945
Pulte Homes	29,400	1,407,378

		2,267,323

__________
See foonotes on page 14.

8

Portfolio of Investments
December 31, 2002

	Shares	Value
Consumer Staples 6.3%

Altria Group	20,990	$850,725
Anheuser-Busch	14,000	677,600
Coca-Cola	35,300	1,546,846
Gillette	71,000	2,155,560
Kraft Foods (Class A)	15,340	597,186
Procter & Gamble	21,100	1,813,334

		7,641,251

Diversified Financial Services 6.8%

American Express	68,100	2,407,335
Bear Stearns	31,900	1,894,860
Citigroup	61,443	2,162,179
J.P. Morgan Chase	49,200	1,180,800
Merrill Lynch	7,800	296,010
Morgan Stanley	9,700	387,224

		8,328,408

Electronic Equipment and Instruments 0.2%

Waters*	10,900	237,402

Energy 5.2%

Amerada Hess	5,400	297,270
BP (ADRs) (United Kingdom)	7,000	284,550
Devon Energy	16,700	766,530
Exxon Mobil	69,040	2,412,258
Noble Energy	24,000	901,200
Occidental Petroleum	10,500	298,725
Rowan Companies*	20,300	460,810
Royal Dutch Petroleum (NY Shares) (Netherlands)	13,200	581,064
Tidewater	11,100	345,210

		6,347,617

Health Care 6.9%

Barr Laboratories*	3,800	247,342
Biovail (Canada)*	8,800	232,408
Cardinal Health	12,900	763,551
Forest Laboratories*	10,400	1,021,488
Johnson & Johnson	22,030	1,183,231
Lilly (Eli)	5,400	342,900
Merck	10,000	566,100
Mylan Laboratories	7,400	258,260
Pfizer	39,910	1,220,049

__________
See footnotes on page 14.

9

Portfolio of Investments
December 31, 2002

	Shares	Value
Health Care (continued)

Pharmacia	18,600	$777,480
UnitedHealth Group	12,900	1,077,150
Wyeth	18,300	684,420

		8,374,379

Insurance 2.4%

American International Group	4,300	248,755
Berkley (W.R.)	50,150	1,986,442
PMI Group	9,000	270,360
Radian Group	9,800	364,070

		2,869,627

Media 2.2%

AOL Time Warner*	24,130	316,103
Gannett	11,500	825,700
Viacom (Class B)*	36,760	1,498,338

		2,640,141

Paper and Forest Products 0.8%

Weyerhaeuser	19,170	943,356

Retailing 3.3%
eBay*	7,700	522,330
Kohl’s*	5,100	285,345
Lowe’s	14,100	528,750
Michaels Stores*	11,630	364,019
Wal-Mart Stores	46,580	2,352,756

		4,053,200

Semiconductor Equipment and Products 1.5%

Analog Devices*	10,200	243,474
Applied Materials*	22,700	295,894
Intel	66,500	1,035,737
Texas Instruments	20,290	304,553

		1,879,658

Software and Services 2.6%

Intuit*	8,500	399,117
Microsoft*	44,800	2,317,056
Oracle*	47,200	510,232

		3,226,405

__________
See footnotes on page 14.

11

Portfolio of Investments
December 31, 2002

	Shares or
	Principal Amount	Value
Telecommunication Services 1.0%

Sprint FON Group	27,900	403,992

		1,218,105

Transportation 0.5%

Burlington Northern Santa Fe	22,300	580,023

Total Common Stocks (Cost $74,936,319)		69,383,879

US Government and Government Agency Securities 22.5%

US Treasury Bonds:
7.5%, 11/15/16	$495,000	647,483
6.25%, 8/15/23	1,415,000	1,662,847
5.375%, 2/15/31	2,425,000	2,644,387
US Treasury Notes 4%, 11/15/12	2,810,000	2,850,616
FHLMC:
4.125%, 1/17/06	1,365,000	1,396,224
4.875%, 3/15/07	1,775,000	1,919,702
4.5%, 7/23/07	1,275,000	1,327,403
5.75%, 4/29/09	1,090,000	1,136,990
4.75%, 10/11/12	835,000	844,066
FHLMC Gold:†
4.5%, 11/1/07	3,820,416	3,926,569
6%, 11/1/10	457,950	476,322
7.5%, 10/1/17	232,816	249,560
8%, 12/1/23	362,641	394,088
FNMA:
3.125%, 8/15/05	630,000	635,350
5.25%, 8/14/06	555,000	568,247
5.25%, 3/22/07	1,265,000	1,324,889
3.5%, 10/15/07	555,000	559,143
6.25%, 7/19/11	700,000	740,249
FNMA:†
8.5%, 9/1/15	202,254	223,306
8.5%, 9/1/15	229,479	253,365
8%, 6/1/28	224,878	244,904
6%, 9/1/28	673,544	699,266
GNMA:†
6%, 12/20/28	560,384	583,880
6.5%, 12/15/28	516,024	542,598
US Government Gtd. Title XI (Bay Transportation)
7.3%, 6/1/21	1,344,000	1,535,574

Total US Government and Government Agency Securities
(Cost $26,531,889)	25,814,386	27,387,028

__________
See footnotes on page 14.

11

Portfolio of Investments
December 31, 2002

	Principal Amount	Value
Corporate Bonds 18.4%

Automobiles and Components 2.1%

AutoZone 5.875%, 10/15/12	$360,000	$372,688
Ford Motor Credit 7.45%, 7/16/31	885,000	771,905
General Motors Acceptance:
6.125%, 8/28/07	705,000	714,082
7.25%, 3/2/11	625,000	637,868

		2,496,543

Banks 3.2%

Bank of America 3.875%, 1/15/08	835,000	848,023
Countrywide Home 5.5%, 2/1/07	550,000	584,498
Household Finance 7.875%, 3/1/07	510,000	570,201
KeyBank 5.7%, 8/15/12	605,000	644,277
Synovus Financial 7.25%, 12/15/05	590,000	669,247
Wachovia Bank 4.85%, 7/30/07	600,000	639,451

		3,955,697

Capital Goods 0.3%

General Electric Capital 6.875%, 11/15/10	310,000	352,556

Chemicals 0.9%

Dow Chemical 6.125%, 2/1/11	390,000	402,490
Valspar 6%, 5/1/07	650,000	691,906

		1,094,396

Computers and Peripherals 0.3%

International Business Machines:
4.75%, 11/29/12	45,000	45,263
5.875%, 11/29/32	325,000	322,711

		367,974

Consumer Staples 1.5%

Anheuser-Busch 5.95%, 1/15/33	175,000	183,986
Campbell Soup 5%, 12/3/12	280,000	286,469
Gillette 3.5%, 10/15/07	540,000	536,809
Pepsi Bottling Group 7%, 3/1/29	325,000	378,840
Safeway 7.5%, 9/15/09	425,000	487,761

		1,873,865

__________
See footnotes on page 14.

12

Portfolio of Investments
December 31, 2002

	Principal Amount	Value
Diversified Financial Services 4.2%

Bear Stearns 5.7%, 11/15/14	$270,000	$276,761
Citigroup 5.5%, 11/30/07	345,000	353,097
Core Investment Grade Trust 4.727%, 11/30/07	200,000	203,429
Goldman Sachs Group 5.5%, 11/15/14	215,000	217,179
J.P. Morgan Chase 5.75%, 1/2/13	290,000	294,223
MBNA America Bank 7.125%, 11/15/12	345,000	361,687
Merrill Lynch:
6.15%, 1/26/06	580,000	627,941
4%, 11/15/07	110,000	111,244
Morgan Stanley Group 6.75%, 4/15/11	555,000	617,745
SLM 5.125%, 8/27/12	570,000	585,708
Washington Mutual:
4.375%, 1/15/08	695,000	708,978
6.875%, 5/15/11	220,000	245,932
Wells Fargo Financial 3.75%, 10/15/07	485,000	488,931

		5,092,855

Energy 1.6%

Amerada Hess 7.375%, 10/1/09	430,000	489,257
Ashland 6.86%, 5/1/09	400,000	409,152
Occidental Petroleum 4%,11/30/07	580,000	588,789
Transocean Sedco Forex 6.95%, 4/15/08	385,000	429,821

		1,917,019

Health Care 0.6%

Allegiance 7%, 10/15/26	365,000	420,661
Merck 6.4%, 3/1/28	340,000	378,157

		798,818

Insurance 0.1%

Allstate 6.125%, 12/15/32	70,000	71,556

Media 0.9%

AOL Time Warner 6.875%, 5/1/12	465,000	492,106
Cox Communications 7.125%, 10/1/12	230,000	255,925
Viacom 7.7%, 7/30/10	340,000	404,531

		1,152,562

Paper and Forest Products 0.2%

MeadWestvaco 6.8%, 11/15/32	235,000	239,683

Real Estate 0.5%

EOP Operating 7.75%, 11/15/07	580,000	658,490

__________
See footnotes on page 14.

13

Portfolio of Investments
December 31, 2002

	Principal Amount	Value
Retailing 0.3%

Target 6.35%, 11/1/32	$330,000	$346,148

Telecommunication Services 0.8%

AT&T Broadband 9.455%, 11/15/22	315,000	372,241
AT&T Wireless 8.125%, 5/1/12	230,000	231,599
Verizon 6.125%, 3/1/12	300,000	325,072

		928,912

Utilities 0.9%

Florida Power & Light 5.85%, 2/1/33	70,000	71,956
Penn Power & Light 6.83%, 3/25/07	1,000,000	1,072,982

		1,144,938

Total Corporate Bonds
(Cost $21,671,318)		22,492,012

Asset-Backed Securities 1.4%†

Utilities
Peco Energy Transition Trust 6.05%, 3/1/09
(Cost $1,498,074)	1,500,000	1,657,544

Total Investments (Cost $124,637,600) 99.3%		120,920,463

Other Assets Less Liabilities 0.7%		839,731

Net Assets 100.0%		$121,760,194

__________
*	Non-income producing security.
†

Investments in mortgage-and asset-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these instruments.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities
December 31, 2002

Assets:

Investments, at value:
Common stocks (cost $74,936,319)	$69,383,879
US Government and Government Agency
securities (cost $26,531,889)	27,387,028
Corporate bonds (cost $21,671,318)	22,492,012
Asset-backed securities (cost $1,498,074)	1,657,544	$120,920,463
Cash		557,209
Receivable for dividends and interest		706,405
Receivable for Capital Stock sold		108,778
Investment in and expenses prepaid to shareholder service agent		66,843
Other		9,560

Total Assets:		122,369,258

Liabilities:

Payable for Capital Stock repurchased		307,249
Management fee payable		62,787
Accrued expenses and other		239,028

Total Liabilities		609,064

Net Assets		$121,760,194

Composition of Net Assets:

Capital Stock, at par ($1 par value; 500,000,000 shares authorized; 11,704,176 shares outstanding):
Class A		$7,997,922
Class B		1,275,672
Class C		848,320
Class D		1,582,262
Additional paid-in capital		148,414,072
Undistributed net investment income		587,836
Accumulated net realized loss		(35,228,753)
Net unrealized depreciation of investments		(3,717,137)

Net Assets		$121,760,194

Net Asset Value Per Share:

Class A ($83,311,516 ÷ 7,997,922)		$10.42
Class B ($13,235,512 ÷ 1,275,672)		$10.38
Class C ($8,799,985 ÷ 848,320)		$10.37
Class D ($16,413,181 ÷ 1,582,262)		$10.37

__________
See Notes to Financial Statements.

15

Statement of Operations
For the Year Ended December 31, 2002

Investment Income:

Interest	$3,188,265
Dividends (net of foreign taxes withheld of $280)	1,251,992

Total Investment Income	4,440,257

Expenses:

Management fees	848,336
Distribution and service fees	657,789
Shareholder account services	453,444
Registration	88,160
Auditing and legal fees	56,342
Custody and related services	55,356
Shareholders’ meeting	50,121
Shareholder reports and communications	44,688
Directors’ fees and expenses, net	(717)

Miscellaneous	8,173

Total Expenses	2,261,692

Net Investment Income	2,178,565

Net Realized and Unrealized Loss on Investments:

Net realized loss on investments	(17,018,241)
Net change in unrealized appreciation of investments	(3,965,734)

Net Loss on Investments	(20,983,975)

Decrease in Net Assets from Operations	$(18,805,410)

__________
See Notes to Financial Statements.

16

Statements of Changes in Net Assets

	Year Ended December 31,

	2002	2001
Operations:

Net investment income	$2,178,565	$4,111,207
Net realized loss on investments	(17,018,241)	(7,472,849)
Net change in unrealized appreciation of investments	(3,965,734)	(3,956,750)

Decrease in Net Assets from Operations	(18,805,410)	(7,318,392)

Distributions to Shareholders:

Net investment income:
Class A	(1,684,010)	(2,952,266)
Class B	(144,131)	(256,609)
Class C	(72,667)	(79,482)
Class D	(195,049)	(416,165)

Decrease in Net Assets from Distributions	(2,095,857)	(3,704,522)

Capital Share Transactions:

Net proceeds from sales of shares	13,949,762	25,194,476
Investment of dividends	1,490,316	2,616,138
Exchanged from associated funds	14,019,798	18,580,707

Total	29,459,876	46,391,321

Cost of shares repurchased	(43,918,804)	(42,567,452)
Exchanged into associated funds	(16,470,564)	(23,530,585)

Total	(60,389,368)	(66,098,037)

Decrease in Net Assets from Capital Share Transactions	(30,929,492)	(19,706,716)

Decrease in Net Assets	(51,830,759)	(30,729,630)

Net Assets:
Beginning of year	173,590,953	204,320,583

End of Year (including undistributed net investment
income of $587,836 and $505,128, respectively)	$121,760,194	$173,590,953

__________
See Notes to Financial Statements.

17

Notes to Financial Statements

1.

Multiple Classes of Shares — Seligman Income and Growth Fund, Inc. (the “Fund”), formerly Seligman Income Fund, Inc., offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.

Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation — Investments in US Government and Government agency securities, bonds, asset-backed securities, and stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.

Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain.

c.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial resporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis. The Fund amortizes discounts and premiums on purchases of portfolio securities for financial reporting purposes.

d.

Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

18

Notes to Financial Statements

e.

Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2002, distribution and service fees were the only class-specific expenses.

f.

Distributions to Shareholders — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3.

Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government and government agency obligations and short-term investments, for the year ended December 31, 2002, amounted to $182,500,838 and $205,134,875, respectively; purchases and sales of US Government and government agency obligations were $93,502,587 and $95,408,781, respectively.

At December 31, 2002, the cost of investments for federal income tax purposes was $125,277,436. The tax basis cost was greater than the cost for financial reporting purposes due to tax deferral of losses on wash sales in the amount of $601,204 and the amortization of premium for financial reporting purposes of $38,632. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $3,406,952 and $7,763,925, respectively.

4.

Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.60% per annum of the first $1 billion of the Fund’s average daily net assets, 0.55% per annum of the next $1 billion of the Fund’s average daily net assets, and 0.50% per annum of the Fund’s average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.60% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $4,977 from sales of Class A shares. Commissions of $38,427 and $33,588 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2002, fees incurred under the Plan aggregated $247,655, or 0.25% per annum of the average daily net assets of Class A shares.

19

Notes to Financial Statements

Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the year ended December 31, 2002, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $145,484, $68,018, and $196,632, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 2002, such charges amounted to $17,349.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the year ended December 31, 2002, amounted to $3,165.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2002, Seligman Services, Inc. received commissions of $1,863 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $21,295, pursuant to the Plan.

Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $453,444 for shareholder account services in accordance with a methodology approved by the Fund’s directors.

Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, shareholder transaction volume and number of shareholder accounts.

The Fund’s investment in Seligman Data Corp. is recorded at a cost of $3,553.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses. For the

20

Notes to Financial Statements

year ended December 31, 2002, the loss from the return on deferred fees was $9,175, reducing directors’ fees and expenses. The accumulated balance thereof at December 31, 2002, of $36,654 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.

Committed Line of Credit — The Fund is a participant in a joint $650 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2003, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2002, the Fund did not borrow from the credit facility.

6.

Capital Loss Carryforward and Other Tax Adjustments — At December 31, 2002, the Fund had a net capital loss carryforward for federal income tax purposes of $33,168,644, which is available for offset against future taxable net capital gains, expiring in various amounts through 2010. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

In addition, the Fund elected to defer until January 1, 2003, the recognition for tax purposes of net losses of $863,899 realized on sales of investments after October 31, 2002. These losses will be available to offset future taxable net gains.

7.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Year Ended December 31,

	2002		2001

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	751,677	$8,687,570	1,701,925	$20,168,508
Investment of dividends	105,967	1,180,026	175,486	2,063,328
Exchanged from associated funds	440,914	4,796,554	754,049	9,214,613

Total	1,298,558	14,664,150	2,631,460	31,446,449

Cost of shares repurchased	(2,739,774)	(30,923,047)	(2,175,027)	(26,860,822)
Exchanged into associated funds	(1,112,293)	(12,626,659)	(1,362,122)	(16,733,226)

Total	(3,852,067)	(43,549,706)	(3,537,149)	(43,594,048)

Decrease	(2,553,509)	$(28,885,556)	(905,689)	$(12,147,599)

21

Notes to Financial Statements

	Year Ended December 31,

	2002		2001

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	74,356	$812,162	77,003	$941,573

Investment of dividends	8,937	98,770	14,700	172,054
Exchanged from associated funds	433,217	4,712,396	463,605	5,583,955

Total	516,510	5,623,328	555,308	6,697,582

Cost of shares repurchased	(414,106)	(4,549,416)	(377,212)	(4,585,418)
Exchanged into associated funds	(224,394)	(2,501,768)	(286,018)	(3,540,902)

Total	(638,500)	(7,051,184)	(663,230)	(8,126,320)

Decrease	(121,990)	$(1,427,856)	(107,922)	$(1,428,738)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	361,435	$4,013,043	296,135	$3,640,555
Investment of dividends	5,264	57,441	4,911	57,714
Exchanged from associated funds	294,565	3,141,166	178,837	2,141,447

Cost of shares repurchased	661,264	7,211,650	479,883	5,839,716

Total	(217,380)	(2,368,361)	(190,286)	(2,342,682)
Exchanged into associated funds	(69,553)	(758,623)	(131,604)	(1,524,526)

Total	(286,933)	(3,126,984)	(321,890)	(3,867,208)

Increase	374,331	$4,084,666	157,993	$1,972,508

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	39,882	$436,987	35,826	$443,840
Investment of dividends	13,897	154,079	27,558	323,042
Exchanged from associated funds	127,699	1,369,682	136,882	1,640,692

Total	181,478	1,960,748	200,266	2,407,574

Cost of shares repurchased	(548,123)	(6,077,980)	(716,317)	(8,778,530)
Exchanged into associated funds	(53,785)	(583,514)	(139,564)	(1,731,931)

Total	(601,908)	(6,661,494)	(855,881)	(10,510,461)

Decrease	(420,430)	$(4,700,746)	(655,615)	$(8,102,887)

22

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

CLASS A

	Year Ended December 31,

	2002	2001††	2000	1999	1998

Per Share Data:

Net Asset Value, Beginning of Year	$12.04	$12.83	$13.57	$14.35	$14.81

Income from Investment Operations:
Net investment income	0.20	0.31	0.33	0.51	0.64

Net realized and unrealized gain (loss)
on investments	(1.63)	(0.82)	(0.74)	(0.76)	0.41

Total from Investment Operations	(1.43)	(0.51)	(0.41)	(0.25)	1.05

Less Distributions:
Dividends from net investment income	(0.19)	(0.28)	(0.33)	(0.53)	(0.65)
Distributions from net realized capital gain	-	-	-	-	(0.86)

Total Distributions	(0.19)	(0.28)	(0.33)	(0.53)	(1.51)

Net Asset Value, End of Year	$10.42	$12.04	$12.83	$13.57	$14.35

Total Return:	(11.96)%	(3.90)%	(3.09)%	(1.76)%	7.26%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$83,312	$127,085	$147,047	$202,170	$256,060
Ratio of expenses to average net assets	1.38%	1.25%	1.19%	1.15%	1.10%
Ratio of net investment income to
average net assets	1.76%	2.46%	2.51%	3.65%	4.25%
Portfolio turnover rate	199.12%	93.34%	66.70%	72.46%	124.79%

__________
See footnotes on page 26.

23

Financial Highlights

CLASS B

	Year Ended December 31,

	2002	2001††	2000	1999	1998

Per Share Data:

Net Asset Value, Beginning of Year	$12.00	$12.78	$13.52	$14.30	$14.79

Income from Investment Operations:
Net investment income	0.11	0.21	0.23	0.40	0.52
Net realized and unrealized gain (loss)
on investments	(1.62)	(0.80)	(0.74)	(0.75)	0.39

Total from Investment Operations	(1.51)	(0.59)	(0.51)	(0.35)	0.91

Less Distributions:
Dividends from net investment income	(0.11)	(0.19)	(0.23)	(0.43)	(0.54)
Distributions from net realized capital gains	-	-	-	-	(0.86)

Total Distributions	(0.11)	(0.19)	(0.23)	(0.43)	(1.40)

Net Asset Value, End of Year	$10.38	$12.00	$12.78	$13.52	$14.30

Total Return:	(12.62)%	(4.61)%	(3.81)%	(2.47)%	6.28%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$13,236	$16,778	$19,248	$23,159	$21,096
Ratio of expenses to average net assets	2.13%	2.00%	1.94%	1.90%	1.86%
Ratio of net investment income
to average net assets	1.01%	1.71%	1.76%	2.90%	3.49%
Portfolio turnover rate	199.12%	93.34%	66.70%	72.46%	124.79%

__________
See footnotes on page 26.

24

Financial Highlights

CLASS C

	Year Ended December 31,
				5/27/99* to
	2002	2001††	2000	12/31/99

Per Share Data:

Net Asset Value, Beginning of Period	$12.00	$12.78	$13.52	$14.14

Income from Investment Operations:
Net investment income	0.11	0.21	0.23	0.19
Net realized and unrealized loss
on investments	(1.63)	(0.80)	(0.74)	(0.49)

Total from Investment Operations	(1.52)	(0.59)	(0.51)	(0.30)

Less Distributions:
Dividends from net investment income	(0.11)	(0.19)	(0.23)	(0.32)
Total Distributions	(0.11)	(0.19)	(0.23)	(0.32)

Net Asset Value, End of Period	$10.37	$12.00	$12.78	$13.52

Total Return:	(12.70)%	(4.61)%	(3.81)%	(2.13)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$8,800	$5,689	$4,040	$1,680
Ratio of expenses to average net assets	2.13%	2.00%	1.94%	1.95% †
Ratio of net investment income
to average net assets	1.01%	1.71%	1.76%	2.73% †
Portfolio turnover rate	199.12%	93.34%	66.70%	72.46% **

___________
See footnotes on page 26.

25

Financial Highlights

CLASS D

	Year Ended December 31,

	2002	2001††	2000	1999	1998

Per Share Data:

Net Asset Value, Beginning of Year	$12.00	$12.78	$13.52	$14.30	$14.78

Income from Investment Operations:

Net investment income	0.11	0.21	0.23	0.40	0.52
Net realized and unrealized gain (loss)
on investments	(1.63)	(0.80)	(0.74)	(0.75)	0.40

Total from Investment Operations	(1.52)	(0.59)	(0.51)	(0.35)	0.92

Less Distributions:
Dividends from net investment income	(0.11)	(0.19)	(0.23)	(0.43)	(0.54)
Distributions from net realized capital gains	-	-	-	-	(0.86)

Total Distributions	(0.11)	(0.19)	(0.23)	(0.43)	(1.40)

Net Asset Value, End of Year	$10.37	$12.00	$12.78	$13.52	$14.30

Total Return:	(12.70)%	(4.61)%	(3.81)%	(2.47)%	6.36%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$16,413	$24,038	$33,986	$54,635	$78,263
Ratio of expenses to average net assets	2.13%	2.00%	1.94%	1.90%	1.86%
Ratio of net investment income
to average net assets	1.01%	1.71%	1.76%	2.90%	3.49%
Portfolio turnover rate	199.12%	93.34%	66.70%	72.46%	124.79%

__________
*	Commencement of offering of shares.
**	For the year ended December 31, 1999.
†	Annualized.
††

As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.04 and increase net realized and unrealized loss on investments by $0.04 for each class, and to increase the ratios of net investment income to average net assets from 2.14% to 2.46% for Class A, and from 1.39% to 1.71% for Classes B, C, and D. The per share data and ratios for periods prior to January 1, 2001 have not been restated.

See Notes to Financial Statements.

26

Report of Independent Auditors

The Board of Directors and Shareholders, Seligman Income and Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Income and Growth Fund, Inc., formerly Seligman Income Fund, Inc., including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Income and Growth Fund, Inc. as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP New York, New York February 14, 2003

27

Shareholder Meeting

Shareholders of the Fund considered and approved the following proposals at a special meeting of shareholders held on November 1, 2002 at the offices of the Fund. Tabulations of the votes received on each of the proposals appear below.

Proposal 1
To elect a Board of Directors.
	In Favor of Election	Withhold Authority to Vote

John R. Galvin	5,876,467	243,476
Paul C. Guidone	5,882,737	237,206
Alice S. Ilchman	5,885,228	234,715
Frank A. McPherson	5,876,638	243,305
John E. Merow	5,869,124	250,819
Betsy S. Michel	5,883,282	236,661
William C. Morris	5,878,752	241,191
Leroy C. Richie	5,880,140	239,803
James Q. Riordan	5,873,133	246,810
Robert L. Shafer	5,875,727	244,216
James N. Whitson	5,884,747	235,196
Brian T. Zino	5,886,697	233,246

Proposal 2
To ratify the selection of Deloitte & Touche LLP as auditors of the Fund for 2002.
For Approval	Against Approval	Abstain

5,800,619	381,157	238,167

Proposal 3(a)
To approve amendments to the Fund’s investment objectives.
For Approval	Against Approval	Abstain	Broker Non-Votes

4,670,979	333,398	315,191	800,375

Proposal 3(b)
To approve elimination of the Fund’s fundamental policy to invest at least 25% of the market value of its gross assets in cash, bonds and/or preferred stock.
For Approval	Against Approval	Abstain	Broker Non-Votes

4,483,019	497,960	338,589	800,375

Proposal 4(a)
To amend the Fund’s fundamental restriction regarding investments in commodities.
For Approval	Against Approval	Abstain	Broker Non-Votes

4,482,439	461,539	375,590	800,375

Proposal 4(b)
To amend the Fund’s fundamental restriction regarding the purchase of securities on margin.
For Approval	Against Approval	Abstain	Broker Non-Votes

4,398,050	566,506	355,012	800,375

Proposal 4(c)
To amend the Fund’s fundamental restriction regarding borrowing.
For Approval	Against Approval	Abstain	Broker Non-Votes

4,464,655	465,334	389,579	800,375

Proposal 4(d)
To amend the Fund’s fundamental restriction regarding lending.
For Approval	Against Approval	Abstain	Broker Non-Votes

4,490,760	416,894	411,914	800,375

28

Shareholder Meeting

Proposal 4(e)
To amend the Fund’s fundamental restriction regarding underwriting.
For Approval	Against Approval	Abstain	Broker Non-Votes

4,532,631	381,893	405,044	800,375

Proposal 4(f)
To amend the Fund’s fundamental restriction regarding purchases or sales of real estate.
For Approval	Against Approval	Abstain	Broker Non-Votes

4,618,481	329,109	371,978	800,375

Proposal 4(g)
To amend the Fund’s fundamental restriction regarding diversification.
For Approval	Against Approval	Abstain	Broker Non-Votes

4,600,762	356,557	362,249	800,375

Proposal 4(h)
To amend the Fund’s fundamental restriction regarding industry concentration.
For Approval	Against Approval	Abstain	Broker Non-Votes

4,562,008	383,702	373,858	800,375

Proposal 4(i)
To eliminate the Fund’s fundamental restriction regarding short sales.
For Approval	Against Approval	Abstain	Broker Non-Votes

4,426,903	493,740	398,925	800,375

Proposal 4(j)
To eliminate the Fund’s fundamental restriction regarding control or management of any company.
For Approval	Against Approval	Abstain	Broker Non-Votes

4,467,586	468,961	383,021	800,375

Proposal 4(k)
To eliminate the Fund’s fundamental restriction permitting purchases of securities only for investment purposes.
For Approval	Against Approval	Abstain	Broker Non-Votes

4,458,312	460,693	400,563	800,375

Proposal 4(l)
To eliminate the Fund’s fundamental restriction regarding transactions in options.
For Approval	Against Approval	Abstain	Broker Non-Votes

4,442,751	485,330	391,487	800,375

Proposal 4(m)
To eliminate the Fund’s fundamental restriction regarding investment in other investment companies.
For Approval	Against Approval	Abstain	Broker Non-Votes

4,505,840	430,715	383,013	800,375

Proposal 4(n)
To eliminate the Fund’s fundamental restriction regarding unseasoned companies.
For Approval	Against Approval	Abstain	Broker Non-Votes

4,426,755	499,496	393,317	800,375

Proposal 4(o)
To eliminate the Fund’s fundamental restriction regarding mortgages and pledges.
For Approval	Against Approval	Abstain	Broker Non-Votes

4,449,397	482,533	387,638	800,375

29

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Income and Growth Fund is set forth below.

Independent Directors
Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

John R. Galvin (73)[2,4] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex

Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and a Trustee of the Institute for Defense Analysis. From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (67)[3,4] • Director: 1991 to Date • Oversees 61 Portfolios in Fund Complex

President Emeritus, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowships (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a Governor of the Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

Frank A. McPherson (69)[3,4] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex

Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (oil and gas exploration and production); Integris Health (owner of various hospitals); BOK Financial (bank holding company); Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation (consumer products).

John E. Merow (73)[2,4] • Director: 1970 to Date • Oversees 61 Portfolios in Fund Complex

Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Commonwealth Industries, Inc. (manufacturers of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal Art Society of New York; Trustee and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.

See footnotes on page 33.

30

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Income and Growth Fund is set forth below.

Independent Directors
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Betsy S. Michel (60)[2,4] • Director: 1984 to Date • Oversees 61 Portfolios in Fund Complex

Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and World Learning, Inc. (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI).

Leroy C. Richie (61)[2,4] • Director: 2000 to Date • Oversees 60 Portfolios in Fund Complex

Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.(library of technical standards); Director or Trustee of each of the investment com-panies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)†; Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc.(oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; and Chairman and Chief Executive Officer, Capital Coating Technologies, Inc.(applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, of Chrysler Corporation.

James Q. Riordan (75)[3,4] • Director: 1991 to Date • Oversees 61 Portfolios in Fund Complex

Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director or Trustee, The Houston Exploration Company (oil exploration) and the Committee for Economic Development. Formerly, Vice Chairman of Mobil Corporation (petroleum and petrochemicals company); Director and President, Bekaert Corporation (high-grade steel cord, wire and fencing products company); Co-Chairman of the Policy Council of the Tax Foundation; Director or Trustee, Brooklyn Museum, KeySpan Corporation (diversified energy and electric company); Tesoro Petroleum Companies, Inc., Dow Jones & Company, Inc. (business and financial news company); and Public Broadcasting Service (PBS).

Robert L. Shafer (70)[3,4] • Director: 1980 to Date • Oversees 61 Portfolios in Fund Complex	Retired Vice President, Pfizer Inc.(pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance).

James N. Whitson (67)[2,4] • Director: 1993 to Date • Oversees 61 Portfolios in Fund Complex

Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.(a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director and Consultant, Sammons Enterprises, Inc.; Director, C-SPAN (cable television network) and CommScope, Inc.(manufacturer of coaxial cable).

See footnotes on page 33.

31

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Income and Growth Fund is set forth below.

Interested Directors and Principal Officers
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (64)*[1] • Director and Chairman of the Board: 1988 to Date • Oversees 61 Portfolios in Fund Complex

Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (ceramic proppants for oil and gas industry); and Director, Seligman Data Corp. and Kerr-McGee Corporation (diversified energy company). Formerly, Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (50)*[1] • Director: 1993 to Date • President: 1995 to Date • Chief Executive Officer: Nov. 2002 to Date • Oversees 61 Portfolios in Fund Complex

Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Vice Chairman, ICI Mutual Insurance Company.

Paul C. Guidone (45)*[1] • Director: May 2002 to Date • Oversees 60 Portfolios in Fund Complex

Managing Director and Chief Investment Officer, J. & W. Seligman & Co. Incorporated; Director or Trustee of each of the investment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)†; Member of the Association of Investment Management and Research, the New York Society of Security Analysts and the London Society of Investment Professionals.Formerly, Deputy Chairman and Group Chief Executive Officer, HSBC Asset Management; and Managing Director and Chief Investment Officer, Prudential Diversified Investments.

Ben-Ami Gradwohl (43) • Vice President and Co-Portfolio Manager: 2001 to Date

Managing Director, J. & W. Seligman & Co. Incorporated since January 2000; Vice President and Co-Portfolio Manager of Seligman Common Stock Fund, Inc., Seligman Tax-Aware Fund, Inc. and Tri-Continental Corporation; Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Common Stock Portfolio and Income Portfolio. Formerly, Portfolio Manager, Nicholas-Applegate Capital Management from 1996 to 1999.

Christopher J. Mahony (39) • Vice President and Co-Portfolio Manager: From Jan. 2003

Senior Vice President, Investment Officer of J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc. and Seligman Investment Grade Fixed Income Fund, Inc.; Vice President of Seligman High Income Fund Series and Portfolio Manager of its U.S. Government Securities Series; Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Cash Management Portfolio, Investment Grade Fixed Income Portfolio and Co-Portfolio Manager of its Income Portfolio. Formerly, Senior Portfolio Manager at Fort Washington Investment Advisors, Inc. since 1994.

See footnotes on page 33.

32

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Income and Growth Fund is set forth below.

Interested Directors and Principal Officers
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Thomas G. Rose (45) • Vice President: 2000 to Date

Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

Lawrence P. Vogel (46) • Vice President: 1992 to Date • Treasurer: 2000 to Date

Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance,  J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice President and Treasurer, Seligman International, Inc. and Treasurer, Seligman Henderson Co.

Frank J. Nasta (38) • Secretary: 1994 to Date

Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman & Co. Incorporated, and Corporate Secretary, Seligman Henderson Co.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect

(212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

__________
ø

The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 23 registered investment companies.
*	Mr. Morris, Mr. Zino, and Mr. Guidone are considered “interested persons” of the Fund, as defined in the Investment Company
Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member: 1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

33

Seligman Income and Growth Fund

For More Information

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue • New York, NY 10017
www.seligman.com

General Counsel
Sullivan & Cromwell LLP

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue • New York, NY 10017

Shareholder Service Agent
Seligman Data Corp. 100 Park Avenue• New York, NY 10017
www.seligman.com
(on-line account information available)

Important Telephone Numbers
(800) 221-2450 Shareholder

(800) 445-1777 Retirement Pan Serves

(800) 682-7600 Outside the United States

(800) 622-4597 24-Hour Automated Telephone Access Services

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Income and Growth Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.